Exhibit 99.1

Endeavor Acquisition Corp.

(a development stage enterprise)

Financial Statements

For the Periods from July 22, 2005 (inception) to December 21, 2005 and July 22, 2005 (inception) to August 3, 2005

Endeavor Acquisition Corp.

(a development stage enterprise)

Report of Independent Registered Public Accounting Firm

To the Board of Directors

Endeavor Acquisition Corp.

We have audited the accompanying balance sheets of Endeavor Acquisition Corp. (a development stage enterprise) (the “Company”) as of December 21, 2005 and August 3, 2005, and the related statements of operations, changes in stockholders’ equity and cash flows for the periods July 22, 2005 (inception) to December 21, 2005 and July 22, 2005 (inception) to August 3, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Endeavor Acquisition Corp. as of December 21, 2005 and August 3, 2005, and the results of its operations and its cash flows for the periods July 22, 2005 (inception) to December 21, 2005 and July 22, 2005 (inception) to August 3, 2005, in conformity with United States generally accepted accounting principles.

/s/ Marcum & Kliegman LLP

Marcum & Kliegman LLP

Melville, New York

December 21, 2005

Endeavor Acquisition Corp.

(a development stage enterprise)

Balance Sheets

	December 21, 2005	August 3, 2005
Assets
Current assets:
Cash	$1,706,900	$249,980
Cash held in Trust Fund	112,190,000	—
Prepaid expenses	79,667	—

Total current assets	$113,976,567	249,980
Deferred offering costs	—	50,000

Total assets	$113,976,567	$299,980

Liabilities and Stockholders’ Equity
Current liabilities - accrued expenses	$173,285	$1,000
Accrued offering costs	—	50,000
Notes payable to stockholders	225,000	225,000

Total current liabilities	398,285	276,000

Common stock, subject to possible conversion, 2,999,999 shares at conversion value	22,437,293	—

Commitments

Stockholders’ equity
Preferred stock, $.0001 par value, authorized 1,000,000 shares; none issued	—	—
Common stock, $.0001 par value; authorized 75,000,000 shares; issued and outstanding 18,750,000 shares (less 2,999,999 subject to possible conversion) and 3,750,000, respectively	1,575	375
Additional paid-in capital	91,141,934	24,625
Deficit accumulated during development stage	(2,520)	(1,020)

Total stockholders’ equity	91,140,989	23,980

Total liabilities and stockholders’ equity	$113,976,567	$299,980

The accompanying notes are an integral part of these financial statements.

Endeavor Acquisition Corp.

(a development stage enterprise)

Statements of Operations

	July 22, 2005 (inception) to December 21, 2005	July 22, 2005 (inception) to August 3, 2005
Formation and operating costs	$2,520	$1,020

Net loss for the period	$(2,520)	$(1,020)

Weighted average shares outstanding	3,847,403	3,750,000

Basic and diluted net loss per share	$(0.00)	$(0.00)

The accompanying notes are an integral part of these financial statements.

Endeavor Acquisition Corp.

(a development stage enterprise)

Statements of Changes in Stockholders’ Equity

	Common Stock		Additional paid-in capital	Deficit accumulated during development stage	Total stockholders’ equity
	Shares	Amount
Balance, July 22, 2005 (inception)	—	$—	$—	$—	$—

Issuance of stock to initial stockholders	3,750,000	375	24,625	—	25,000

Net loss for the period	—	—	—	(1,020)	(1, 020)

Balance, August 3, 2005	3,750,000	375	24,625	(1,020)	23,980

Sale of 15,000,000 units, net of underwriters’ discount and offering expenses (includes 2,999,999 shares subject to possible conversion)	15,000,000	1,500	113,554,202	—	113,555,702

Proceeds subject to possible conversion of 2,999,999 shares	—	(300)	(22,436,993)	—	(22,437,293)

Proceeds from issuance of option	—	—	100	—	100

Net loss for the period August 3, 2005 to December 21, 2005	—	—	—	(1,500)	(1,500)

Balance, December 21, 2005	18,750,000	$1,575	$91,141,934	$(2,520)	$91,140,989

The accompanying notes are an integral part of these financial statements.

Endeavor Acquisition Corp.

(a development stage enterprise)

Statements of Cash Flows

	Period from July 22, 2005 (inception) to December 21, 2005	Period from July 22, 2005 (inception) to August 3, 2005
Cash Flows from Operating Activities
Net loss	$(2,520)	$(1,020)
Adjustments to reconcile net loss to net cash provided by (used in) in operating activities:
Changes in operating assets and liabilities:
Prepaid expenses	(79,667)	—
Accrued expenses	173,285	1,000

Net cash provided by (used in) operating activities	91,098	(20)

Cash Flows from Investing Activities
Cash held in Trust Fund	(112,190,000)	—

Net cash used in investing activities	(112,190,000)	—

Cash Flows from Financing Activities
Gross proceeds from initial public offering	120,000,000	—
Proceeds from notes payable, stockholders	225,000	225,000
Proceeds from issuance of stock to initial stockholders	25,000	25,000
Proceeds from issuance of option	100	—
Payment of deferred offering costs	(6,444,298)	—

Net cash provided by financing activities	113,805,802	250,000

Net increase in cash	1,706,900	249,980
Cash at beginning of the period	—	—

Cash at end of the period	$1,706,900	$249,980

The accompanying notes are an integral part of these financial statements.

Endeavor Acquisition Corp.

(a development stage enterprise)

Notes to Financial Statements

1. Organization, Business Operations and Significant Accounting Policies

Endeavor Acquisition Corp. (the “Company”) was incorporated in Delaware on July 22, 2005 as a blank check company whose objective is to acquire an operating business.

All activity from July 22, 2005 (inception) through December 21, 2005 relates to the Company’s formation and initial public offering described below. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective December 15, 2005. The Company consummated the offering on December 21, 2005 and received net proceeds of $113,555,702 (Note 2). The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $112,190,000 of the net proceeds is being held in an interest-bearing trust account (“Trust Account”) until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Account, funds will only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated.

Endeavor Acquisition Corp.

(a development stage enterprise)

Notes to Financial Statements

All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 3,750,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Proposed Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (19.99% of the amount held in the Trust Account) has been classified as common stock subject to possible conversion in the accompanying December 21, 2005 balance sheet.

The Company’s Certificate of Incorporation provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering and since no value would be attributed to the warrants contained in the units sold (Note 2).

The Company considers all highly liquid instruments with original maturities of three months or less to be cash equivalents. At December 21, 2005, the Company did not have any cash equivalents. The Company has cash balances in banks in excess of the maximum amounts insured by the FDIC.

Deferred income taxes are provided for the differences between the basis of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Basic loss per share is computed by dividing a net loss by the weighted-average number of shares of common stock outstanding during the period. Since there are no potentially dilutive securities and there is a net loss, basic and diluted loss per share are identical.

Endeavor Acquisition Corp.

(a development stage enterprise)

Notes to Financial Statements

The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

2. Initial Public Offering

On December 21, 2005, the Company sold 15,000,000 units (“Unit”) in the Offering at $8.00 per Unit. Each Unit consists of one share of the Company’s common stock, $.0001 par value, and one Redeemable Common Stock Purchase Warrant (“Warrant”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing the later of the completion of a Business Combination or December 15, 2006 and expiring on December 14, 2009. The Warrants will be redeemable by the Company, at a price of $.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In connection with this Offering, the Company issued an option, for $100, to Ladenburg Thalmann & Co. Inc., the representative of the underwriters in the Offering (“Representative”), to purchase 350,000 Units at an exercise price of $10.00 per Unit. The Company has accounted for the fair value of the option, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders’ equity. The Company estimates that the fair value of this option is approximately $703,500 ($2.01 per Unit) using a Black-Scholes option-pricing model. The fair value of the option granted to the Representative is estimated as of the date of grant using the following assumptions: (1) expected volatility of 52.7%, (2) risk-free interest rate of 4.43% and (3) expected life of two years and 30 days. The option may be exercised for cash or on a “cashless” basis at the holder’s option, such that the holder may use the appreciated value of the option (the difference between the exercise prices of the option and the underlying Warrants and the market price of the Units and underlying securities) to exercise the option without the payment of any cash.

3. Notes Payable, Stockholders	In July 2005, the Company issued an aggregate of $225,000 unsecured promissory notes to its executive officers. The notes are non interest-bearing and are payable upon the consummation of the Offering from the net proceeds of such Offering.

Endeavor Acquisition Corp.

(a development stage enterprise)

Notes to Financial Statements

4. Commitments

The Company presently occupies office space provided by an affiliate of one of the Company’s executive officers. Such affiliate has agreed that, until the acquisition of a target business by the Company, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on the effective date of the Offering. The statement of operations for the period ended December 21, 2005 includes $1,500 related to this agreement.

Pursuant to letter agreements with the Company and the Representative, the Initial Stockholders have waived their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

The Company’s executive officers have agreed with the Representative that after consummation of the Offering and during the period beginning once separate trading of the Warrants has commenced and ending on December 31, 2006, they or certain of their affiliates or designees will collectively purchase up to 15,000,000 Warrants in the open market. The executive officers have committed to place limit orders on these Warrants at a price of $0.80 per Warrant for the first three month period after separate trading of the Warrants commences, at a price of $0.90 per Warrant during the second three month period after separate trading of the Warrants commences and at a price of $1.00 per Warrant thereafter until December 31, 2006.

The Initial Stockholders are entitled to registration rights with respect to their founding shares pursuant to an agreement dated December 15, 2005. The holders of the majority of these shares are entitled to make up to two demands that the Company register these shares at any time commencing three months prior to the third anniversary of the effective date of the Offering. In addition, the Initial Stockholders have certain “piggy-back” registration rights on registration statements filed subsequent to the third anniversary of the effective date of the Offering.

5. Preferred Stock	The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.
6. Common Stock

Effective November 21, 2005, two of the Initial Stockholders contributed an aggregate of 2,500,000 shares of common stock, at no cost, to the Company. All references in the accompanying financial statements to the number of shares of common stock have been retroactively restated to reflect this transaction.

At December 21, 2005, 15,700,000 shares of common stock were reserved for issuance upon exercise of redeemable warrants and the underwriters’ unit purchase option.